Income Taxes	6 Months Ended	12 Months Ended
	Dec. 31, 2017	Jun. 30, 2017
Income Taxes [Abstract]
Income Taxes

Note 4 – Income Taxes

On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the “Tax Reform Act”) was signed into law by the President of the United States. The Tax Reform Act significantly revised the U.S. corporate income tax regime by, among other things, lowering the U.S. corporate tax rate from 35% to 21% effective January 1, 2018. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted. As a result of the Tax Reform Act, the Company recorded a tax expense of $6.6 million due to a re-measurement of deferred tax assets and liabilities at a blended rate in the three months ended December 31, 2017, which is fully offset by a reduction in valuation allowance. The tax expense is a provisional amount and the Company’s current best estimate. Any adjustments recorded to the provisional amounts will be included in income from operations as an adjustment to tax expense, net of any related valuation allowance. The provisional amount incorporates assumptions made based upon the Company’s current interpretation of the Tax Reform Act and may change as the Company receives additional clarification and implementation guidance.

Note 6 – Income Taxes

As previously discussed in Note 2 - Summary of Significant Accounting Policies, the Company has been included in the consolidated tax returns of Ampio for tax years ending on or before December 31, 2015. Beginning in January 2016, Aytu will file tax returns separate from Ampio. For all consolidated tax return periods, the Company's taxes have been computed and reported on a "separate return" basis. Ampio and Aytu did not have a tax sharing agreement for the consolidated return periods. Accordingly, certain tax attributes, e.g. net operating loss carryforwards, reflected in these financial statements, may or may not be available to Aytu. In January 2016, Ampio's ownership interest in Aytu fell below 80% so that Aytu will no longer be included in the Ampio consolidated tax return. The deconsolidation resulted in approximately $4.5 million of net operating loss carryforwards originating prior to the incorporation of Vyrix and Luoxis no longer being available to Aytu. Upon deconsolidation, the deferred tax asset and related valuation allowance for these pre-incorporation net operating losses have been removed.

Income tax benefit resulting from applying statutory rates in jurisdictions in which Aytu is taxed (Federal and various states) differs from the income tax provision (benefit) in the Aytu financial statements. The following table reflects the reconciliation for the respective periods.

	Year Ended June 30,
	2017		2016

Benefit at statutory rate	$(7,653,000)	(34.00)%	$(9,581,000)	(34.00)%
State income taxes, net of federal benefit	(681,000)	(3.02)%	(853,000)	(3.03)%
Stock based compensation	116,000	0.51%	7,000	0.03%
Interest on convertible debt	-	0.00%	75,000	0.27%
Offering costs	203,000	0.90%	-	0.00%
Contingent consideration	4,000	0.02%	-	0.00%
Change in tax rate	(11,000)	(0.05)%	-	0.00%
Change in valuation allowance	7,922,000	35.19%	8,672,000	30.77%
Reduction of net operating losses upon deconsolidation	-	0.00%	1,674,000	5.94%
Other	100,000	0.45%	6,000	0.02%
Net income tax provision (benefit)	$-	0.00%	$-	0.00%

Deferred income taxes arise from temporary differences in the recognition of certain items for income tax and financial reporting purposes. The approximate tax effects of significant temporary differences which comprise the deferred tax assets and liabilities are as follows for the respective periods:

	2017	2016
Deferred tax assets (liabilities):
Deferred revenue	$-	$-
Deferred rent	3,000	5,000
Accrued expenses	127,000	445,000
Net operating loss carry forward	15,435,000	9,202,000
Intangibles	1,559,000	606,000
Share-based compensation	1,362,000	327,000
Fixed assets	191,000	-
Unrealized loss on investment	-	360,000
Capital loss carry forward	385,000	-
Contribution carry forward	41,000	-
Warrant liability	75,000	153,000
Inventory	174,000	192,000
Allowance for doubtful accounts	17,000	15,000
Total deferred income tax assets (liabilities)	19,369,000	11,305,000
Less: Valuation allowance	(19,369,000)	(11,305,000)
Total deferred income tax assets (liabilities)	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, carry back opportunities and tax planning strategies in making the assessment. The Company believes it is more likely than not it will realize the benefits of these deductible differences, net of the valuation allowance provided. The Company has federal net operating losses of approximately $42.3 million and $24.8 million as of June 30, 2017 and June 30, 2016, respectively that, subject to limitation, may be available in future tax years to offset taxable income. The available federal net operating losses, if not utilized to offset taxable income in future periods, will begin to expire in 2031 through 2036. The Company has state net operating losses of approximately $32.8 million and $17.3 million as of June 30, 2017 and June 30, 2016, respectively that, subject to limitation, may be available in future tax years to offset taxable income. The available state net operating losses, if not utilized to offset taxable income in future periods, will begin to expire in 2025 through 2036. Under the provisions of the Internal Revenue Code, substantial changes in the Company's ownership may result in limitations on the amount of NOL carryforwards that can be utilized in future years. Net operating loss carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOLs generated as such NOLs are utilized.

As of June 30, 2017 and 2016, the Company has no liability for gross unrecognized tax benefits or related interest and penalties.

Aytu has made its best estimates of certain income tax amounts included in the financial statements. Application of the Company's accounting policies and estimates, however, involves the exercise of judgement and use of assumptions as to future uncertainties and, as a result, could differ from these estimates. In arriving at its estimates, factors the Company considers include how accurate the estimates or assumptions have been in the past, how much the estimates or assumptions have changed and how reasonably likely such changes may have a material impact. Aytu has been historically included in the Ampio consolidated tax return. Under the general statute of limitations, the Company would not be subject to federal or Colorado income tax examinations for tax years prior to 2013 and 2012, respectively. However, given the net operating losses generated since inception, all tax years since inception are subject to examination.